UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
October 29, 2015
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Lennar Corporation (the “Company”) is filing this Form 8-K to revise and present updated supplemental financial information reported within Note 18 of the Annual Report on Form 10-K for the year ended November 30, 2014, which was originally filed with the Securities and Exchange Commission on January 23, 2015.
During the nine months ended August 31, 2015, certain subsidiaries that were Guarantor subsidiaries became Non-guarantor subsidiaries. As such, for comparative purposes, the consolidating balance sheets as of November 30, 2014 and 2013 and the consolidating statement of operations and cash flows for the years ended November 30, 2014, 2013 and 2012 included in Note 18 of the Notes to Consolidated Financial Statements have been retrospectively adjusted to reflect the current Guarantor structure. All other information on Form 10-K for the year ended November 30, 2014 remains unchanged.
Other than the update of the supplemental financial information included in Note 18, as described above, this Current Report on Form 8-K does not modify or update the disclosures contained in the consolidated financial statements of the Company included in the Form 10-K for the year ended November 30, 2014, nor does it reflect any subsequent information or events. This Current Report on Form 8-K, including its exhibits, should be reviewed in conjunction with the Form 10-K and the Company's other filings with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Document

23.1	Consent of Deloitte & Touche LLP

99.1	Item 8. Financial Statements and Supplementary Data

101
The following financial statements from Lennar Corporation Annual Report on Form 10-K for the year ended November 30, 2014, formatted in XBRL (Extensible Business Reporting Language); (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Cash Flows (iv) Consolidated Statements of Equity and (v) the Notes to Consolidated Financial Statements.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2015	Lennar Corporation

	By:	/s/ Bruce E. Gross
	Name:	Bruce E. Gross
	Title:	Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description of Document

23.1	Consent of Deloitte & Touche LLP
99.1	Item 8. Financial Statements and Supplementary Data
101
The following financial statements from Lennar Corporation Annual Report on Form 10-K for the year ended November 30, 2014, formatted in XBRL (Extensible Business Reporting Language); (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Cash Flows (iv) Consolidated Statements of Equity and (v) the Notes to Consolidated Financial Statements.